UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue			2244 Walnut Grove Avenue
(P.O. Box 976)			(P.O. Box 800)
Rosemead,	California	91770	Rosemead,	California	91770
(Address of principal executive offices)			(Address of principal executive offices)
(626) 302-2222			(626) 302-1212
(Registrant's telephone number, including area code)			(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Edison International:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Southern California Edison Company: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	Edison International	☐
Emerging growth company	Southern California Edison Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Edison International	☐
Southern California Edison Company	☐

This current report and its exhibits include forward-looking statements. Edison International and Southern California Edison Company ("SCE") based these forward-looking statements on their current expectations and projections about future events in light of their knowledge of facts as of the date of this current report and their assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and SCE. Edison International and SCE have no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's and SCE's combined Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q. Additionally, Edison International and SCE provide direct links to Edison International and SCE presentations, documents and other information at www.edisoninvestor.com (Presentations and Updates) in order to publicly disseminate such information.

Item  2.02Results of Operations and Financial Condition

On July 27, 2023, Edison International issued a press release reporting its financial results and the financial results for its subsidiary, Southern California Edison Company, for the quarter ended June 30, 2023. A copy of the press release is attached as Exhibit 99.1. On the same day, members of Edison International's management will speak to investors via a financial teleconference. Senior management's prepared remarks and accompanying presentation are attached as Exhibit 99.2 and Exhibit 99.3 to this report. The information furnished in this Item 2.02 and Exhibits 99.1, 99.2, and 99.3 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item  7.01Regulation FD Disclosure

Members of Edison International management will use the information in the presentation furnished as Exhibit 99.3 to this report in meetings with institutional investors and analysts and at investor conferences. The attached presentation will also be posted on www.edisoninvestor.com.

Item  9.01Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT INDEX

ebrf

Exhibit No.	Description

99.1	Edison International Press Release dated July 27, 2023

99.2	Edison International Q2 2023 Financial Results Conference Call Prepared Remarks dated July 27, 2023

99.3	Edison International Q2 2023 Financial Results Conference Call Presentation dated July 27, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Maria Rigatti
Maria Rigatti
Executive Vice President and Chief Financial Officer

Date: July 27, 2023

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Senior Vice President and Chief Financial Officer

Date: July 27, 2023